Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Capital Z Partners III, L.P.

Address of Joint Filer:	230 Park Avenue South, 11th Floor
New York, New York 10003

Relationship of Joint Filer to Issuer:	Other

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Earliest Transaction Required
To Be Reported (Month/Day/Year):	6/16/2014

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Partners III, L.P.

/s/ Craig Fisher
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

June 18, 2014
Date

Joint Filer Information

Name of Joint Filer:	Capital Z Partners III GP, L.P.

Address of Joint Filer:	230 Park Avenue South, 11th Floor
New York, New York 10003

Relationship of Joint Filer to Issuer:	Other

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Earliest Transaction Required
To Be Reported (Month/Day/Year):	6/16/2014

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Partners III GP, L.P.

/s/ Craig Fisher
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

June 18, 2014
Date

Joint Filer Information

Name of Joint Filer:	Capital Z Partners III GP, Ltd.

Address of Joint Filer:	230 Park Avenue South, 11th Floor
New York, New York 10003

Relationship of Joint Filer to Issuer:	Other

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Earliest Transaction Required
To Be Reported (Month/Day/Year):	6/16/2014

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Partners III GP, Ltd..

/s/ Craig Fisher
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

June 18, 2014
Date

Joint Filer Information

Name of Joint Filer:	Capital Z Financial Services Private Fund II, L.P.

Address of Joint Filer:	230 Park Avenue South, 11th Floor
New York, New York 10003

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Earliest Transaction Required
To Be Reported (Month/Day/Year):	6/16/2014

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Financial Services Private Fund II, L.P.
By:  Capital Z Partners, L.P., its General Partner
By:  Capital Z Partners, Ltd., its General Partner

/s/ Craig Fisher
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

June 18, 2014
Date

Joint Filer Information

Name of Joint Filer:	Capital Z Financial Services Fund II, L.P.

Address of Joint Filer:	230 Park Avenue South, 11th Floor
New York, New York 10003

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Earliest Transaction Required
To Be Reported (Month/Day/Year):	6/16/2014

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Financial Services Fund II, L.P.
By:  Capital Z Partners, L.P., its General Partner
By:  Capital Z Partners, Ltd., its General Partner

/s/ Craig Fisher
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

June 18, 2014
Date

Joint Filer Information

Name of Joint Filer:	Capital Z Partners, L.P.

Address of Joint Filer:	230 Park Avenue South, 11th Floor
New York, New York 10003

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Earliest Transaction Required
To Be Reported (Month/Day/Year):	6/16/2014

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Partners, L.P.
By:  Capital Z Partners, Ltd., its General Partner

/s/ Craig Fisher
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

June 18, 2014
Date

Joint Filer Information

Name of Joint Filer:	Capital Z Partners, Ltd.

Address of Joint Filer:	230 Park Avenue South, 11th Floor
New York, New York 10003

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Earliest Transaction Required
To Be Reported (Month/Day/Year):	6/16/2014

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Partners, Ltd.

/s/ Craig Fisher
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

June 18, 2014
Date

Joint Filer Information

Name of Joint Filer:	Capital Z Management, LLC

Address of Joint Filer:	230 Park Avenue South, 11th Floor
New York, New York 10003

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Earliest Transaction Required
To Be Reported (Month/Day/Year):	6/16/2014

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Management, LLC

/s/ Craig Fisher
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

June 18, 2014
Date

Joint Filer Information

Name of Joint Filer:	Capital Z Partners Management, LLC

Address of Joint Filer:	230 Park Avenue South, 11th Floor
New York, New York 10003

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Earliest Transaction Required
To Be Reported (Month/Day/Year):	6/16/2014

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Partners Management, LLC

/s/ Craig Fisher
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

June 18, 2014
Date

                             Joint Filer Information

Name of Joint Filer:	Bradley E. Cooper

Address of Joint Filer:	c/o NewStar Financial, Inc.
500 Boylston Street, Suite 1600
Boston, MA 02116

Relationship of Joint Filer to Issuer:	Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Earliest Transaction Required
To Be Reported (Month/Day/Year):	6/16/2014

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

/s/  Bradley E. Cooper
Name: Bradley E. Cooper

June 18, 2014
Date